Exhibit 99.1

Company Logo Corporate Presentation June 7, 2023

Company Logo Forward Looking Statements Disclaimer This presentation contains forward-looking statements concerning our business, operations and financial performance and condition, as well as our plans, objectives and expectations for our research and development programs, our business and the industry in which we operate. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would,” and other similar expressions that are predictions of or indicate future events and future trends, as well as other comparable terminology. These forward-looking statements include, but are not limited to, statements about overall trends, royalty revenue trends, research and clinical development plans and prospects, liquidity and capital needs and other statements of expectations, beliefs, future plans and strategies, anticipated events or trends, and similar expressions. These forward-looking statements are based on our management’s current expectations, estimates, forecasts and projections about our business and the industry in which we operate and our management’s beliefs and assumptions. These forward-looking statements are not guarantees of future performance or results and involve known and unknown risks, uncertainties and other factors that are in some cases beyond our control. As a result, any or all of our forward-looking statements in this presentation may turn out to be inaccurate. Please refer to the risk factors described or referred to in “Risk Factors” in Enanta’s most recent Annual Report on Form 10-K, and other periodic reports filed with the Securities and Exchange Commission. Enanta cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. These statements speak only as of the date of this presentation, and Enanta undertakes no obligation to update or revise these statements, except as may be required by law. © 2023 Enanta Pharmaceuticals, Inc. 2

Company Logo A Proven Approach to Drug Discovery Using a proven, chemistry-driven approach to develop best-in-class small molecule drugs for viral infections Robust Clinical Stage Pipeline RSV: Phase 2 in pediatric patients (RSVPEDs) Phase 2b in adult stem cell transplant patients (RSVTx) Phase 2b in high-risk adults (RSVHR) Phase 1 in healthy volunteers with second RSV candidate COVID-19: Phase 2 (SPRINT) completed HBV: Two Phase 1b studies completed Proven Track Record of Success Glecaprevir – HCV protease inhibitor in MAVYRET®/MAVIRET® $86.2M in fiscal 2022 royalties on HCV regimens Strong Balance Sheet Strong balance sheet and royalties to support robust pipeline $225M in cash at March 31, 2023* *Does not reflect an additional $200M received in April 2023 from sale of 54.5% of future MAVYRET/MAVIRET royalties © 2023 Enanta Pharmaceuticals, Inc. 3

RSV hMPV COVID-19 HCV HBV Our Therapeutic Focus Leveraging our core strength in Hepatitis C to become a leader in oral treatments for viral infections Several therapeutic areas with goal of building multiple approaches in each

Company Logo Enanta Pipeline PRODUCT CANDIDATE DISCOVERY PRECLINICAL PHASE 1 PHASE 2 PHASE 3 MARKET Virology: Liver HCV Protease Inhibitor HBV Core Inhibitor Glecaprevir* EDP-514 Company logo EDP-938 RSVPEDs N-Protein Inhibitor EDP-938 RSVTx RSV EDP-938 RSVHR Virology: Respiratory L-Protein Inhibitor EDP-323 Dual hMPV/RSV Non-Fusion Inhibitor 3CL Protease Inhibitor EDP-235 SPRINT COVID-19 PL Protease Inhibitor *Fixed-dose antiviral combination contains glecaprevir and AbbVie's NS5A inhibitor, pibrentasvir. Marketed by AbbVie as MAVYRET® (U.S.) and MAVIRET® (ex-U.S.). © 2023 Enanta Pharmaceuticals, Inc. 5

Our Therapeutic Focus RSV hMPV COVID-19 HCV HBV Leveraging our core strength in Hepatitis C to become a leader in oral treatments for viral infections Several therapeutic areas with goal of building multiple approaches in each

Company Logo Respiratory Syncytial Virus (RSV) Causes severe lung infections, including bronchiolitis (infection of small airways in the lungs) and pneumonia (an infection of the lungs). No safe and effective treatments. Higher risk populations for severe illness: Young infants and children Premature babies Older adults especially those 65+ years People with chronic lung disease or certain heart problems People with weakened immune systems (e.g. HIV, organ transplant, chemotherapy) RSV at a Glance Children < 5 years1 Adults > 65 years2 33M global cases 3M global hospitalizations 177K U.S. hospitalizations 101K global deaths 14K U.S. deaths Sources: 1. https://www.thelancet.com/journals/lancet/article/PIIS0140-6736(22)00478-0/fulltext 2. https://pubmed.ncbi.nlm.nih.gov/15858184/ © 2023 Enanta Pharmaceuticals, Inc. 7

Company Logo EDP-938: N-Protein Inhibitor for RSV EDP-938 is the only N-inhibitor in later stage clinical development Non-fusion approach directly targets viral replication vs. entry Granted Fast Track Designation by the FDA Strong preclinical virologic profile Nanomolar inhibitor of both RSV-A and RSV-B Antiviral potency across all clinical isolates tested High-barrier to resistance in vitro Synergy with other drug mechanisms (e.g. fusion and L-inhibitors) Active against virus variants resistant to other mechanisms Robust efficacy data in non-human primate model RSV Image © 2023 Enanta Pharmaceuticals, Inc.8

Company Logo EDP-938 Robust Antiviral Effect in Human Challenge ModelRapid and Sustained Reduction in Viral Load in Both Active Arms Compared to Placebo (71%, 74% ↓AUC; P<0.001) Viral Load (Log10 copies/ml) Mean 0123456 (+-SE) EDP-938 600mg QD (N=25) EDP-938 500mg LD/300mg BID (N=31) Placebo (N=30) 012345678910 BarChart Dosing Day Dosing Period First Dose © 2023 Enanta Pharmaceuticals, Inc. 9

Company Logo EDP-938 Robust Symptom Reduction in Human Challenge ModelRapid and Sustained Attenuation of RSV Symptoms in Both Active Arms Compared to Placebo (68%, 74% ↓AUC; P<0.001) Total Symptom Score Mean (+-SE) EDP-938 600mg QD (N=25) EDP-938 500mg LD/300mg BID (N=31) Placebo (N=30) 012345 012345678910 Bar Chat Dosing Day First Dose DosingPeriod © 2023 Enanta Pharmaceuticals, Inc. 10

Company Logo EDP-938: Summary of DataAcross Completed Clinical Studies Safety and Pharmacokinetic Summary Generally safe and well-tolerated; AEs infrequent, generally mild, and resolved in follow-up No serious or severe AEs Consistent safety profile observed in approximately 500 subjects exposed to date Mean trough concentrations were approximately >20-40x higher than EC90 Efficacy Summary Phase 2a challenge study: highly statistically significant (p<0.001) reduction in both in RSV viral load and clinical symptoms compared to placebo after 5 days of treatment RSVP study in otherwise healthy adults with community-acquired, mild, self-resolving RSV Did not meet primary endpoint of clinical symptom reduction or secondary antiviral endpoints Statistically significant percent of subjects achieved undetectable RSV RNA at end of treatment Although treated within 48 hours of symptom onset, viral load and symptoms had already peaked and were declining, indicating infection resolves quickly in this otherwise healthy population EC90: a measure of potency; the concentration of drug that results in 90% inhibition of viral replication in vitro © 2023 Enanta Pharmaceuticals, Inc. 11

Company Logo EDP-938: Potential to be the Leading Antiviral Treatment for RSV Company logo Company logo Company logo Properties EDP-938 Ziresovir/ AK0529 Sisunatovir/ PF-079235681 Mechanism N inhibitor Fusion inhibitor Fusion inhibitor Pre-clinical Effectiveness After Infection Yes No No Clinical Efficacy (challenge study4) Viral Load Reduction2 75% (p<0.001) n/a 55% (p=0.007) Symptoms3 71% (p<0.02) n/a 71% (p=0.018) Resistance Barrier High Low Low Dosing Frequency 5 days; QD 5 days; BID 5 days; BID Stage of Development Global Phase 2 (Peds, HR Adults, HCT) Regulatory Review –China5(Peds) Global Phase 2 (Peds) Only includes compoundsin developmentwith clinical data in patients Sources: 1. DeVincenzo et al, 2020; AAC; 64(2); 2. % reduction in viral load (VL) area under the curve (AUC) as measured by qPCR; 3. % reduction in total symptom score (TSS) AUC; 4. Data from selected dose moving forward 5. Ark Bio Press ReleaseDecember 2022 HR = high risk; HCT = Hematopoietic Cell Transplant Recipients. n/a = not available; challenge study not performed © 2023 Enanta Pharmaceuticals, Inc. 12

Company Logo EDP-938 Development Plans: Treatment for Patients at High-Risk for Severe RSV Infection Enanta Pharmaceuticals High-risk populations have reduced RSV immunity, resulting in a higher and Goal: Treat patients at high-risk for developing severe infection leading to hospitalization or death, populations with the most significant unmet need. Infants and young children RSVPEDs longer duration of viral Immunocompromised load and greater disease severity, allowing a bigger window to observe benefit RSVTX (e.g.; HSC, lung transplant) Elderly RSVHR Chronic heart or lung disease (e.g. COPD, CHF, asthma) © 2023 Enanta Pharmaceuticals, Inc. 13

Company Logo Ongoing Phase 2 Clinical Trials: RSVPEDs and RSVTX RSVPEDS ~90 patients Age 28 days - 36 months Dosed in 2 age cohorts Double-Blinded Treatment Phase 5 days Part 1: MAD in 2 age cohorts Part 2: Selected dose from Part 1 across 2 age cohorts 23 Day Follow-up Enanta Pharmaceuticals Primary Objective, Part 1: Safety and PK of EDP-938 Primary Objective, Part 2: Antiviral activity of EDP-938 RSVTX ~200 adult HCT recipients Age 18 - 75 years Day 1 Day 5 Double-Blinded Treatment Phase 21 days Placebo (QD) 800mg (QD) 28 Day Follow-up Day 28 Day 49 Primary Objective: Effect of EDP-938 on development of LRTC in HCT subjects with acute RSV URTI Secondary Objectives: Viral load, progression to respiratory failure or all-cause mortality, PRO, PK and safety Day 1 Day 21 LRTC: lower respiratory tract complication; HCT: hematopoietic cell transplant; URTI: upper respiratory tract infection; PRO: patient reported outcomes; PK: pharmacokinetics © 2023 Enanta Pharmaceuticals, Inc. | 14

Company Logo Newest Phase 2 Study: RSVHR (High Risk Populations) Enanta Pharmaceuticals RSVHR ~180 adults with at least one of the following: Double-Blinded Treatment Phase 5 days Placebo (QD) COPD Congestive heart 28 Day Follow-up failure 800mg (QD) Asthma* • Age ≥ 65* Day 1 Day 5 Day 33 *The total proportion of subjects either ≥65 years of age or patients with asthma combined will be capped at 20%. Primary Objective: Time to resolution of RSV LRTD symptoms as assessed by RiiQ symptom scale through Day 33 Secondary Objectives: PROS, MAVs, viral load, antibiotic use, bronchodilator use, corticosteroid use, hospitalization, ICU, mechanical ventilation, all cause mortality, pharmacokinetics and safety LRTD: lower respiratory tract disease; RiiQ: Respiratory Infection Intensity and Impact Questionnaire, PRO: patient reported outcomes; MAVs: medically attended visits © 2023 Enanta Pharmaceuticals, Inc. 15

Company Logo EDP-323: RSV L-Protein Inhibitor Novel, oral, selective direct-acting antiviral targeting the RSV L-protein Granted Fast Track Designation by the FDA Potential to be used alone or in combination with other classes of RSV inhibitors, such as EDP-938 - Additive to synergistic with F-, N-, L-inhibitors and ribavirin Not expected to have cross resistance with other mechanisms Sub-nanomolar potency against RSV-A and RSV-B Phase 1 readout targeted for June 2023 Attachment protein (G) Small hydrophobic protein (SH) (-) ss RNA Phosphoprotein (P) RNA polymerase (L) RSV Fusion protein (F) Nucleoprotein (N) Enanta Pharmaceuticals Lipid bilayer Matrix protein (M) © 2023 Enanta Pharmaceuticals, Inc. 16

Company Logo EDP-323 is a Potent Inhibitor of RSV Replication In Vitro With Excellent Preclinical Pharmacokinetics Sub-nanomolar inhibition of RSV replication in a range of cell types Enanta Pharmaceuticals ― Active against both major RSV subtypes Virus Cell Type EC90 (nM) RSV-A Long PHAEC ALI 0.27 RSV-B VR-955 PHAEC ALI 0.33 RSV-A Long HBEC 0.16RT-qPCR readout PHAEC ALI: primary human airway epithelial cells in air-liquid interface culture HBEC: human bronchial epithelial cells 50% cytotoxic concentration (CC50) at 5 days = 17,000-29,000 nM Protects mice in a dose-dependent manner from RSV infection as quantified by both virological and pathological endpoints Well-absorbed with good plasma exposure across multiple preclinical species High permeability/absorption potential in humans © 2023 Enanta Pharmaceuticals, Inc. 17

Company Logo Human Metapneumovirus (hMPV) Important cause of respiratory tract infections (RTIs), particularly in children, the elderly and immunocompromised individuals. No approved vaccine or therapeutics available. Enanta Pharmaceuticals Paramyxovirus closely related to RSV ― hMPV replication dependent on several viral proteins that form a multiprotein complex in cells Multiple potential targets for hMPV drug discovery Enanta nanomolar hMPV inhibitor leads under active optimization hMPV W Small hydrophobic protein Fusion protein -Glycoprotein Phosphoprotein M2-1 Large polymerase M2-2 Genomic RNA coated with nucleoprotein Matrix protein hMPV at a Glance1 Serious respiratory infections can occur in children under 5 years old Second most common cause of lower RTIs in children (behind RSV) Reinfection with hMPV occurs throughout life Source: 1. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC1539100/ © 2023 Enanta Pharmaceuticals, Inc. 18

Company Logo hMPV/RSV Dual Inhibitor Discovery Program Enanta is developing novel, oral, directacting antivirals specifically designed to target both hMPV and RSV Potential for a broader spectrum antiviral – Respiratory infections diagnosed as either hMPV or RSV treated with a single agent Enanta has discovered dual inhibitors with nanomolar potency Activity maintained against multiple genotypes and strains of hMPV and RSV in a range of cell types Prototype Inhibitor: Dual-001 Virus Genotype Assay Endpoint/Cells Potency (EC90 nM) hMPV RSV A1 A2 B1 B2 A2 A B CPE/LLC-MK2 qPCR/pHAEC CPE/HEp-2 18 36 0.6 4 17 0.4 0.1 CPE: cytopathic effect; qPCR: quantitative polymerase chain reaction LLC-MK2: monkey kidney; HEp-2: human epithelium cells; pHAEC: primary human airway epithelial cells © 2023 Enanta Pharmaceuticals, Inc 19

Company Logo Prototype Dual Inhibitor Blocks Both hMPV and RSV Replication Prototype inhibitor Dual-001 potently blocks replication of both hMPV and RSV, in a dose-dependent manner, in respective mouse models Dual-001 Dosing Period* N = 5-12/ cohort -1 0 1 2 3 4 5 Infect w/virus Endpoint hMPV (A1 GS Strain) Bar Chart Dual-001 ((mg/kg BID) RSV (A Strain) Bar Chart Dual-001 (mg/kg BID **p<0.001 *Dosing was initiated 1 day before infection in the RSV study and 12 hours before infection in the hMPV study and continued for a further 4.5 days in both models. © 2023 Enanta Pharmaceuticals, Inc. 20

RSV hMPV COVID-19 HCV HBV Our Therapeutic Focus Leveraging our core strength in Hepatitis C to become a leader in oral treatments for viral infections Several therapeutic areas with goal of building multiple approaches in each

Company Logo EDP-235: Oral Protease Inhibitor Designed for COVID-19 • Novel, oral, direct-acting antiviral specifically designed to target the SARS-CoV-2 3CL protease • Potent and selective inhibition of SARS-CoV-2 3CLpro enzyme – Potent inhibition in multiple cellular models • Potent against SARS-CoV-2 variants, including Omicron variants • Preclinically active against other human coronaviruses • High barrier to resistance preclinically • Good target tissue distribution (e.g. lung to plasma AUC ratio >4) • Robust treatment effect & prevention of transmission in ferret model • Phase 1 supported 200 or 400mg once-daily as safe & efficacious dose – Plasma drug levels 7-13x higher than the EC90, without ritonavir boosting • Phase 2 study (SPRINT) topline data presented in May Image © 2023 Enanta Pharmaceuticals, Inc. 22

Company Logo EDP-235: Highly Potent 3CLpro Inhibitor and Retains Activity Against SARS-CoV-2 Variants Assay Variant / Lineage (mutation) Potency (EC90, nM) Biochemical Activity 3CLpro FRET (IC50) Omicron (P132H) [B.1.1.529, BA.2, BA.5, BA.2.75, BQ.1, BQ1.1, XBB.1] Alpha [Original] / Delta* [B.1.617.2] B.1.1.318 (T21I) Beta [B.1.351] (K90R) Beta [B.1.351.2] (K90R/A193V) B.1.617.3 (A194S) C.36.3 (G15S) Zeta [P.2] (L205V) Omicron [B.1.1.529] Delta [B.1.617.2] Alpha [Original] 4.1 ± 0.8 5.8 ± 3.7 2.0 ± 0.1 2.8 ± 0.9 5.4 ± 1.0 5.7 ± 0.5 4.7 ± 2.5 3.4 ± 1.0 5.1 (n=1) 9.1 ± 2.9 11 ± 8 Live Virus Vero E6 +PGPi, CPE readout (EC90) Values average of replicate experiments except where noted *3CLpro sequences for the ancestral A lineage and B.1.617.2 (Delta) variant are identical FRET: fluorescence resonance energy transfer, P-gpi: P-glycoprotein inhibitor CP-100356 (2 µM), CPE: cytopathic effect © 2023 Enanta Pharmaceuticals, Inc. 23

Company Logo EDP-235 is Efficacious in a Ferret Model of COVID-19 Antiviral Treatment Effect • EDP-235 treatment of SARS-CoV-2 infected animals resulted in a rapid and robust decline in viral replication Infection N=6 cohort EDP-235 Dosing Period Co-house Monitor contact animals 0 1 2 3 4 5 6 7 8 Days post-infection Transmission Prevention • Infected, vehicle-treated animals went on to infect healthy co-housed contact animals (black lines in graph) • Infected, EDP-235 treated animals did not infect healthy co-housed contact animals (red/green lines) • Supports the potential for EDP-235 to reduce household transmission Live Virus Detected in Nasal Lavage Graph Days Post-Infection TCID50: 50% tissue culture infectious dose © 2023 Enanta Pharmaceuticals, Inc. 24

Company Logo Randomized, double-blind, placebo-controlled Phase 1 study in healthy volunteers (n=72) – Single and multiple ascending doses (SAD: 50 – 800mg and MAD: 200 – 800mg once-daily) • Generally safe and well-tolerated up to 400mg for up to 7 days – Majority of AEs were mild, with the most frequent being headache and GI related symptoms – Three subjects discontinued due to an AE: one moderate headache in the 400mg fasted cohort, one severe headache in the 800mg fed cohort and one grade 3 ALT/grade 2 AST elevation in the 800mg fed cohort • Pharmacokinetics: 200mg or 400mg taken once-daily with food achieved target exposures – Exposure increased proportionally with increasing single and multiple doses – Consistent half-life ranging from 13 to 22 hours – Exposure enhanced with food administration regardless of fat content EDP-235: Phase 1 Safety, Tolerability and Pharmacokinetics *Multiples by which mean trough drug plasma levels at steady state are higher than protein adjusted EC90 as measured in Vero cells Measured Plasma Drug Multiples* Variant 200mg QD 400mg QD Omicron 7x 13x Predicted Lung Drug Multiples* Variant 200mg QD 400mg QD Omicron 28x 52x © 2023 Enanta Pharmaceuticals, Inc. 25

Company Logo SPRINT: SARS-CoV-2 PRotease INhibitor Treatment Phase 2 Study for EDP-235 in Non-hospitalized Standard Risk Patients 26 Day 1 Day 5 Day 33 28 Day Follow-up Placebo (QD) EDP-235 200mg (QD) EDP-235 400mg (QD) Screening ~200 patients* 1:1:1 Randomization (~66 per group) Double Blinded Treatment Phase 5 days Primary Objective: Evaluation of safety and tolerability Secondary Objectives: Evaluation of virologic endpoints, clinical symptoms and outcomes, and pharmacokinetics Eligibility Criteria: Non-hospitalized adults who are not at increased risk for developing severe disease Initial onset of symptoms within 5 days of randomization At least 2 COVID-19 symptoms with one of at least moderate severity Have not been vaccinated or infected with SARS-CoV-2 less than 90 days of enrollment *Patients were stratified by age (≤50 years or 51 to 64 years) and duration of COVID-19 symptoms (≤ 3 days or >3 days and ≤5 days) prior to randomization © 2023 Enanta Pharmaceuticals, Inc. 26

Company Logo SPRINT Phase 2 Results: Conclusions 27 Safety • EDP-235 was generally safe and well tolerated • Low frequency of adverse events; most were mild in severity – 1.3%, 6.4%, and 2.6% in the EDP-235 200mg, 400mg and placebo arms • No serious adverse events or discontinuations due to adverse events Clinical Symptoms • Statistically significant improvement in total symptom score (TSS) achieved at multiple timepoints for EDP-235 400mg – Patients enrolled within 3 days of symptom onset showed a statistically significant improvement in TSS for EDP-235 400mg at all time points • No difference in time to 14 symptom improvement for EDP-235 compared with placebo – EDP-235 400mg significantly reduced duration of 6 symptom subset by 2-days compared to placebo in patients enrolled within 3 days of symptom onset Virology • No difference between treatment arms and placebo for viral RNA decline – Additional analyses demonstrate virologic effect in multiple patient subsets at 400mg: 0.4 log for baseline viral load >5 log, 0.8 log for nucleocapsid negative (suggesting no recent natural infection), and 1 log for nucleocapsid negative and symptom onset within 3 days • High degree of nucleocapsid positivity & rapid decline in nasal RNA in all study arms indicates a highly immune population © 2023 Enanta Pharmaceuticals, Inc. 27

Company Logo line chart Subtotal Symptom Score: Change from Baseline (ITT-c population within 3 days of symptom onset; 6 selected symptoms1) 28 1COVID-19 Selected Symptoms: Respiratory: Shortness of Breath, Sore Throat, Stuffy or Runny Nose Systemic: Chills or Shivering, Feeling Hot or Feverish, Headache • Prespecified population enrolled within 3 days of symptom onset showed a statistically significant improvement in a subset of 6 symptoms for EDP-235 400mg compared to placebo at all time points Mean Subtotal COVID-19 Symptom Score (+/-SE) * Nominal p-value < 0.05 time(days) © 2023 Enanta Pharmaceuticals, Inc. 28

Company logo Subtotal Symptom Score: Change from Baseline (ITT-c population within 3 days of symptom onset; 6 selected symptoms1) 29 1COVID-19 Selected Symptoms: Respiratory: Shortness of Breath, Sore Throat, Stuffy or Runny Nose Systemic: Chills or Shivering, Feeling Hot or Feverish, Headache • EDP-235 400mg significantly reduced duration of 6 symptom subset by 2-days compared to placebo in patients enrolled within 3 days of symptom onset Proportion of subjects Achieving Improvement of Symptoms No difference in time to 14 symptomimprovement was observedfor EDP-235 comparedwith placebo Time since First Dose (Days) EDP-235 200mg EDP-235 400mg Placebo Median Time to symptom improvement, days (95% cl) Difference in Median vs Placebo, Days Hazard Ratio (95% cl) vs. Placebo 5.0 (3.9, 6.8) -0.2 1.4 (0.9, 2.1) p=0.1496 3.0 (2.2, 4.8) -2.2 1.9 (1.2, 3.0) p=0.0063 5.2 (3.3, 7.9) EDP-235 200mg (N=47) EDP-235 200mg (N=47) Placebo (N=45) © 2023 Enanta Pharmaceuticals, Inc. 29

Company Logo SPRINT: Symptom Summary 30 • Improvement in 14 symptom TSS for 400mg EDP-235 compared to placebo: – Statistical significance achieved at multiple timepoints in full ITT-c population – Statistical significance at all time points in a prespecified population enrolled within 3 days of symptom onset – Effect enhanced in prespecified population enrolled within 3 days of symptom onset in a subset of 6 symptoms • Statistically significant reduction in median time to symptom improvement by with EDP-235 400mg compared to placebo for the subset of 6 symptoms – 1-day improvement in full ITT-c population – 2-day improvement in patients enrolled within 3 days of symptom onset © 2023 Enanta Pharmaceuticals, Inc. 30

Company Logo SPRINT: Viral RNA Change from Baseline ITT-c population within 3 days of symptom onset and nucleocapsid negative • Seropositive: presence of antibodies to COVID, generated by prior natural infection and/or vaccination (≥1) – Natural infection produces antibodies to both nucleocapsid and spike viral proteins – Vaccination produces antibodies only to spike viral protein – All antibodies are detected for years after vaccination or natural infection • Nucleocapsid seropositive indicates prior natural infection, which produces greater sustained mucosal immunity (nasal IgA antibody levels) 1,2 Viral load decline at Day 5 for the 400mg arm compared to placebo: – 0.8 log in nucleocapsid negative patients (~40% of the ITT-c population) – 1 log in nucleocapsid negative patients enrolled within 3 days of symptom onset 1 Mucosal IgA against SARS-CoV-2 Omicron Infection, N Engl J Med 2022; 387:e55. 2 Collier, A. Y. et al. Sci. Transl Med. 2022 Apr 20;14(641):eabn6150 © 2023 Enanta Pharmaceuticals, Inc. |31 Day 3 5 9 200 mg -1.6 -3.0 -4.4 400 mg -1.6 -3.6 -4.8 Placebo -0.9 -2.6 -4.0 EDP.235 200mg (N=18) EDP.235 400mg (N-20) placebo time (days) 1 3 5 9 mean viral load change from baseline (+/-se) (log 10 copies/ml).

Company Logo COVID Trial Placebo Arms: Change in Viral RNA from Baseline company logo Rapid decline in viral RNA from nasal swabs in placebo arm of SPRINT was more robust than in placebo arms from other trials of antivirals published to date, indicating this highly immune population rapidly cleared virus from the nose 1 CROI Follow-up Meeting, Feb 2023; 2 ISIRV Oct 2022 3 Atea Corporate Presentation Oc 2021; Moonsong slide 11 4 Hammond et al. NEJM, Feb 16, 2022; DOI: 10.1056/NEJMoa2118542 5 Pfizer Paxlovid Advisory Committee Briefing Materials, 23-Feb-2023 6 Pardes Press Release, Apr 3, 2023 © 2023 Enanta Pharmaceuticals, Inc. 32 time (days) baseline day 3 day 5 mean viral rna change from baseline -4 -3.5 -3 -2.5 -2 -1.5 -1 -0.5 0 0.5 shionogi / ensitrelvir / ph3 1 shionogi / ensitrelvir / ph2b2 atea / bemnifosbuvir / ph23 paxlovid / epic-hr / ph34 paxlovid / epic-sr / ph35 pardes / pomotrelvir / ph26 enanta / edp-235 / ph2 32.

Company Logo SPRINT: Virology Summary High degree of nucleocapsid positivity and rapid decline in viral RNA from nasal swabs in placebo arm indicate a highly immune population that quickly cleared virus from the nose • No difference between treatment arms and placebo for viral RNA decline (ITTc) • Additional analyses demonstrate a virologic effect in multiple subsets of patients, with a placeboadjusted viral load decline at Day 5 in the 400mg group of: – 0.4 log: baseline viral load greater than 5 log – 0.8 log: nucleocapsid negative (suggesting no recent natural infection) – 1 log: nucleocapsid negative and symptom onset within 3 days © 2023 Enanta Pharmaceuticals, Inc. 33

Company Logo EDP-235 Profile Suggests Potential for Best-in-Class Antiviral Treatment for SARS-CoV-2 Infection Preclinical Properties EDP-2351 Nirmatrelvir2 Pomotrelvir3 Ensitrelvir4 Molnupiravir5 Bemnifosbuvir6 Mechanism Protease Protease Protease Protease Polymerase Polymerase Potency (nM)* Enzyme IC50 5.8 19 24 13 n/a n/a Vero Cell EC50 5.1 75 345 69 (Delta) 1410** n/a Vero Cell EC90 11 155 598 n/a n/a 470*** (In pHAEC) Oral Bioavailability7 95% 34 – 50% n/a 97% 36 – 56% n/a Lung Penetration8 4.1 0.89 ~1 0.79 1.8 0.8 Projected Efficacious Dose 200 or 400mg QD 300 mg/100 mg ritonavir BID 700mg BID 375mg (D1)/125 mg (D2-5) QD 800mg Q12h 550mg BID 1. Jiang et al., ISIRV Poster #120, Oct 19, 2021 2. Owen et al., Science November 2021; Owen et al. ACS Spring 2021 meeting; EUA fact sheet for healthcare providers 3. Pardes CHI New Antiviral Conference presentation Oct 19, 2022. Pardes 2022 10K, March 2023 4. Tachibana, et al., ISIRV oral presentation, Oct 20, 2021; Unoh, et al., bioRxiv 2022; Sasaki, et al., bioRxiv 2022; Yotsuyanagi, et al., ECCMID oral presentation, Apr 24, 2022 5. Grobler et al., ID Week 2021, Poster 543; Painter et al., Antiviral Research Nov 2019 6. Good et al., AAC, 2021; Atea 2Q2021 earnings presentation; Atea 1Q2022 earnings presentation; Atea 2Q2022 earnings presentation 7. Oral bioavailability in rats for EDP-235, nirmatrelvir, and ensitrelvir; in mice for molnupiravir 8. AUC lung to plasma ratio in rats (EDP-235, nirmatrelvir, ensitrelvir), mice (molnupiravir); C12 lung to plasma ratio in humans for AT-527 9. Data for nirmatrelvir and ensitrelvir generated by Enanta *All potency values versus ancestral (A) lineage unless indicated **Data from N-hydroxycytidine (NHC): molnupiravir is prodrug of NHC ***Data from AT-511 (AT-527 is the hemi-sulfate salt of AT-511) pHAEC: primary human airway epithelial cells n/a: not available © 2023 Enanta Pharmaceuticals, Inc. 34

Company Logo New Program Developing SARS-CoV-2 PLpro Inhibitors Enanta is developing novel, oral, directacting antivirals specifically designed to target the SARS-CoV-2 PLpro – SARS-CoV-2 protease required for viral replication (distinct from 3CLpro) – Acts to suppress the innate immune response • Inhibition of PLpro blocks viral replication and has the potential to alleviate the suppression of the immune response to SARS-CoV-2 infection • Mechanism distinct from 3CLpro inhibition (EDP-235) and therefore has the potential to be used alone or in combination SAR-CoV-2 Polyprotein 1ab (pp1ab) nsp1 nsp2 PL proteinase 3CL nsp8 nsp10 nsp7 nsp9 nsp14 nsp4 nsp6 RdRp Hel nsp15nsp16 Reticulum lumen Cytoplasm Host modulation Polyprotein cleavage and double-membrane vesicles formation RNA transcription and replication PLpro Cleavage Sites 3CLpro Cleavage Sites Modified from https://viralzone.expasy.org/764?outline=complete_by_protein Prototype Inhibitor: PLpro-001 Biochemical Assay Live Virus Assay Omicron BA5.1 IC50 = 3.7 + 0.1 nM EC50 = 76 + 28 nM Biochemical assay: measures cleavage using ancestral SARS-CoV-2 lineage Live virus assay: Vero E6-TMPRSS2 cells; endpoint - viral load reduction by TCID50 assay © 2023 Enanta Pharmaceuticals, Inc. | 35

Our Therapeutic Focus Leveraging our core strength in Hepatitis C to become a leader in oral treatments for viral infections Several therapeutic areas with goal of building multiple approaches in each RSV hMPV COVID-19 HCV HBV.

Company Logo Hepatitis B Virus (HBV) Potentially life-threatening liver infection In 2019, hepatitis B resulted in an estimated 820,000 deaths, mostly from cirrhosis and hepatocellular carcinoma (primary liver cancer)1 Current treatments rarely give true cures Interferon is ~10% effective, but with side effects2 Reverse-transcriptase inhibitors effective at reducing viral load, but low cure rates (1% or lower) and treatment for life to improve cirrhosis or HC Coutcomes3 HBV at a Glance U.S.850K –2M people4 Europe and European Economic Area ~4.7M people5 Worldwide ~290M people6 Sources: 1. https://www.who.int/news-room/fact-sheets/detail/hepatitis-b2. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5401664/3.https://pubmed.ncbi.nlm.nih.gov/30342034/4.https://jamanetwork.com/journals/jama/fullarticle/27385585.https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5356432/6.https://pubmed.ncbi.nlm.nih.gov/29599078/© 2023 Enanta Pharmaceuticals, Inc. 37

Company Logo EDP-514: HBV Core Inhibitor A novel core inhibitor that displays potent anti-HBV activity at multiple points in the HBV lifecycle Granted Fast Track Designation by the FDA In vitro Potent anti-HBV activity in HBV expressing stable cell lines Capable of preventing the establishment of cccDNA Pan-genotypic activity In vivo Favorable tolerability and pharmacokinetic profile Over 4-log reduction in HBV viral titers with 12 weeks of treatment in a chimeric liver mouse model Phase 1a Healthy volunteer SAD/MAD Generally safe and well tolerated for up to 14 days –All reported treatment emergent adverse events of mild severity Pharmacokinetics supportive of once-daily dosing with no food effect HBV DNA E antigen HBeAG Lipid Bilayer membrance DNA polymerase Large Surface protein HBsAg Medium Surface protein HBsAg Small Surface protein HBsAg Core antigen HBsAg 2023 Enanta Pharmaceuticals, Inc. 38

Company Logo EDP-514: Two Positive Phase 1b Studies in HBV Patients Randomized, double-blind studies in NUC-suppressed (n=24) or viremic (n=24) HBV patients Patients dosed for 28 days with 200mg, 400mg or 800mg of EDP-514 or placebo EDP-514 was safe and well-tolerated in both patient populations at all doses up to 28 days Pharmacokinetics support once-daily dosing, with trough concentrations of >20-fold the paEC50 Significant reductions in HBV DNA and RNA across patient populations– NUC-suppressed patients: mean reduction in HBV RNA of up to ~1 log compared with 0.2 log in placebo Maximum reduction of 2.3 log (HBeAg-) and 2.8 log (HBeAg+) was observed in patients receiving EDP-514 as compared with 1.2 log in placebo Viremic patients: Mean reductions in HBV DNA of ~3-3.5 logs across dose groups vs 0.2 log in placebo Mean reductions in HBV RNA of ~2-3 logs across dose groups vs 0.02 log in placebo paEC50: protein-adjusted EC50 © 2023 Enanta Pharmaceuticals, Inc. 39

Our Therapeutic Focus Leveraging our core strength in Hepatitis C to become a leader in oral treatments for viralinfections Several therapeutic areas with goal of building multiple approaches in each RSVhMPV COVID-19 HCV HBV

Company Logo Glecaprevir: Our Licensed Protease Inhibitor for Hepatitis C Virus Product Regimen Enanta Asset Economics* MAVYRET Logo 2-DAA (ABBV) glecaprevir (PI) Double-digit royalty on 50% of net sales Glecaprevir Sales (50% of MAVYRET®net sales) Royalty Rate (annual) Calendar 2023 HCV Royalties $2.5B 20% $1.0B $750M $500M 17% 14% 12% 10% Q4 TBD Q3 TBD Q2 TBD Q1 $17.8M *Enanta also receives royalties on paritaprevir sales (30% of VIEKIRA 3DAA sales, same tiers) © 2023 Enanta Pharmaceuticals, Inc. 41

Company Logo Financial Highlights ($In millions except per share amounts) Fiscal Year EndedSept. 30, 2022 Fiscal Quarter Ended Mar. 31, 2023 TotalRevenues $86.2 $17.8 R&D Expenses $164.5 $43.5 G&A Expenses $45.5 $13.8 Net Loss $(121.8) $(37.7) Net Loss per Diluted Common Share $(5.91) $(1.79) Balance Sheet Cash,Cash Equivalents and Marketable Securities $278.5 $225.1* *Does not reflect an additional $200M received in April 2023 from sale of 54.5% of future MAVYRET®/MAVIRET® royalties © 2023 Enanta Pharmaceuticals, Inc. 42

Company Logo Key Catalysts 2023 Virology Respiratory Virology Liver SARS-CoV-2 EDP-235 (3CLpro): Report Phase 2 (SPRINT) data in May 2023 EDP-235 (3CLpro): Pursue partnership for Phase 3 study Respiratory Syncytial Virus EDP-938: Continue Phase 2 recruitment in high-risk patient populations EDP-323: Report Phase 1 data in June 2023 Human Metapneumovirus & Respiratory Syncytial Virus Select dual-acting clinical candidate in 4Q 2023 Hepatitis B Virus Select third mechanism for HBV combination regimen with EDP-514 PLpro: Optimize lead candidates © 2023 Enanta Pharmaceuticals, Inc. 43

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